SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

| |  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                          Phoenix Multi-Portfolio Fund
                    Registration Nos. 811-05436 and 33-19423
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:
            (2) Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            (4) Proposed maximum aggregate value of transaction:
            (5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            (1) Amount previously paid:
            (2) Form, Schedule or Registration Statement no.:
            (3) Filing Party:
            (4) Date Filed:

          IMPORTANT: PLEASE VOTE YOUR SHARES BEFORE NOVEMBER 30, 2005.


October 6, 2005

Dear Phoenix Emerging Markets Bond Fund Shareholder:

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special November 30, 2005 meeting of shareholders of the Phoenix Emerging Markets Bond Fund (the "Fund"). Your vote is vital to the outcome of several proposals that are being presented by the Board of Trustees.

Among the proposals being presented is the approval of a new Subadvisory Agreement between Phoenix Investment Counsel, Inc. ("PIC"), the Fund's investment adviser, and HSBC Halbis Partners (USA) Inc. ("HSBC"). The Board believes that shareholders' interests will benefit by replacing the Fund's existing subadviser with a new subadviser to perform day-to-day management of the assets. You are also being asked to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Proposal details are included in the enclosed proxy statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that Fund shareholders vote FOR the proposals. To confirm the Board's recommendations, please vote FOR all the proposals on the enclosed proxy card.

YOUR VOTE COUNTS, AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - BY MAIL, TELEPHONE OR ONLINE
- BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call Phoenix Mutual Fund Services at 1-800-243-1574, Monday through Thursday, 8 AM to 6 PM Eastern Time (Friday until 5 PM).

Sincerely,



/s/ Daniel T. Geraci
Daniel T. Geraci
President and Chief Executive Officer
Phoenix Investment Partners, Ltd.

                       PHOENIX EMERGING MARKETS BOND FUND
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                              Greenfield, MA 01301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on November 30, 2005

            To the Shareholders of Phoenix Emerging Markets Bond Fund:

            NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Phoenix Emerging Markets Bond Fund (the "Fund") a series of Phoenix Multi-Portfolio Fund (the "Trust"), a Delaware statutory trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115, on November 30, 2005 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting") for the following purposes:

            1. To approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. ("PIC"), and HSBC Halbis Partners (USA) Inc. ("HSBC") (Proposal 1). All shareholders will vote on this proposal.
            2. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 2). All shareholders will vote on this proposal.
           3. To transact any other business that may properly come before the Meeting.

            The Board of Trustees has fixed the close of business on September 26, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

            Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

            o   THROUGH THE INTERNET - www.eproxyvote.com/pemax

            o   BY TELEPHONE - 877-779-8683

            o BY MAIL - using the enclosed proxy card(s) and postage paid envelope

            o   IN PERSON - at the Special Meeting

            We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

            If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal notice above.


                                             By order of the Board of Trustees

                                             Francis G. Waltman
                                             Title: Senior Vice President
                                             Phoenix Multi-Portfolio Fund

October 6, 2005

            SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR BY THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

                      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                Registration                                      Valid Signature
                ------------                                      ---------------

Corporate Accounts

                (1) ABC Corp.                                     ABC Corp.
                (2) ABC Corp.                                     John Doe, Treasurer
                (3) ABC Corp. c/o John Doe, Treasurer             John Doe
                (4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

Trust Accounts

                (1) ABC Trust                                     Jane B. Doe, Trustee
                (2) Jane B. Doe, Trustee u/t/d 12/28/78           Jane B. Doe

Custodial or Estate Accounts

                (1) John B. Smith, Cust. f/b/o
                    John B. Smith, Jr. UGMA                       John B. Smith
                (2) Estate of John B. Smith                       John B. Smith, Jr.,
                                                                  Executor

                       PHOENIX EMERGING MARKETS BOND FUND
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                              Greenfield, MA 01301
                                 (800) 243-1574

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on November 30, 2005

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Phoenix Emerging Markets Bond Fund (the "Fund"), which is a series of Phoenix Multi-Portfolio Fund, (the "Trust"). The proxies will be used at the special meeting of shareholders to be held at 56 Prospect Street, Hartford, CT 06115 on November 30, 2005 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about October 6, 2005 or as soon as practicable thereafter. The close of business on September 26, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes: Class A - 2,915,755.794, Class B - 2,215,899.424 and Class C - 239,262.435.

         A copy of the Trust's annual report for the fiscal year ending November 30, 2004 along with the unaudited semi-annual report for the six month period ending May 31, 2005 are available free of charge via the internet at www.PhoenixFunds.com, by calling 800-243-1574, or by writing Phoenix Funds, P.O. Box 830, Boston, MA 02266-8301.

         It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare has been engaged to assist in the distribution and tabulation of proxies. D.F. King, Inc. has been engaged to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $15,000. The costs associated with this Proxy Statement will be borne by Phoenix Investment Counsel, Inc.

         Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

         Thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on either of the proposals in this proxy statement prior to any such adjournment of sufficient votes that have been received for approval.

         "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

         Separate votes are taken by each share class only if a matter affects or requires the vote of only that class or that class's interest in the matter differs from the interest of the other classes. All of the proposals contained in this Proxy Statement will be voted on by all of the Fund's shareholders.

                        BOARD OF TRUSTEES RECOMMENDATION

         The Board of Trustees met on August 17, 2005 to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.

                PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT
                      WITH HSBC HALBIS PARTNERS (USA) INC.

REQUIRED VOTE

         Approval of the Subadvisory Agreement with HSBC Halbis Partners (USA) Inc. ("HSBC") requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund's share classes voting together. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Fund that are in the best interests of shareholders.

THE SUBADVISORY AGREEMENT

         The Board believes that Fund shareholders can benefit most from management of the Fund's assets by the fixed income team at HSBC, which has demonstrated superior fixed income performance and portfolio manager stability. PIC does not currently contemplate that no material changes to the Fund's principal investment strategies would occur if the Subadvisory Agreement is approved.

         The Subadvisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and HSBC would obligate HSBC to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by HSBC; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith.

         The Subadvisory Agreement would provide that HSBC shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Fund, as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

         The Fund would pay no fee directly to HSBC as the subadviser. Under the Subadvisory Agreement, the fee to be paid to the Subadviser by PIC is to be 50% of the gross management fee payable to PIC as calculated based on the average daily net assets of the Fund. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund shall be as set forth in the then current registration statement of the Fund.

         If approved, the Subadvisory Agreement would have an initial term of two years. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund's Trustees, including a majority of the Disinterested Trustees. The Subadvisory Agreement would be subject to termination by PIC or HSBC upon 30 days' written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund's Investment Advisory Agreement with PIC.

BASIS FOR THE BOARD'S RECOMMENDATION

         In evaluating, approving and recommending to the Fund's shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by PIC and HSBC which, in the Board's view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with HSBC would be in the best interests of the Fund and its shareholders. Prior to making its final decision, the Disinterested Trustees met privately with counsel to discuss the information provided.

         In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

         1) the nature, extent and quality of the services to be provided by HSBC. The Trustees reviewed biographical information for each HSBC portfolio manager who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented;

         2) that HSBC's emerging markets fixed income group is team managed, and the core team members have been working together since 1991, team members have more than 50 years cumulative trading and investing experience in emerging markets, and team members have managed large emerging markets operations at leading international banks and investment banks;

         3) that HSBC utilizes a top-down country assessment combined with a bottom-up analysis for asset selection, and HSBC complements this process with technical analysis, an investment process that is not currently used by PIC for the Fund;

         4) that because the overall investment advisory fee would not be changing and the investment subadvisory fee would be paid by PIC (not the Fund), the Board did not rely upon comparisons of the services rendered and the amounts to be paid under the Subadvisory Agreement with other agreements at other similar funds or other types of accounts. For the same reason, the Trustees did not consider the costs of the services to be provided by HSBC, or its profitability with regard to the Fund. Further, HSBC does not currently advise funds with investment objectives similar to the Fund;

         5) the net annual return performance comparison as of June 30, 2005 for HSBC and the Fund as follows:


-------------------------------------------------------------------------------------------------------------
                                              PHOENIX EMERGING MARKETS        J. P. MORGAN EMERGING MARKETS
                        HSBC                           BOND FUND                      BOND INDEX PLUS
-------------- ----------------------- ------------------------------------ ---------------------------------
1 Year                 23.91%                        18.83%                              21.37%
-------------- ----------------------- ------------------------------------ ---------------------------------
3 Years                22.99%                        17.32%                              19.79%
-------------- ----------------------- ------------------------------------ ---------------------------------
5 Years                15.16%                        11.34%                              12.99%
-------------------------------------------------------------------------------------------------------------

         HSBC Investments (USA) Inc. acquired Atlantic Advisors LLC (the "Atlantic") in June 2005. HSBC Investments (USA) Inc. created a new company, HSBC, and moved the assets of Atlantic into HSBC. Therefore, the performance information shown above for HSBC represents a composite of the prior performance of all discretionary accounts managed by Atlantic with substantially similar investment objectives, strategies and policies as the Fund. HSBC performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. HSBC's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

         The net annual returns for the HSBC composite were calculated on an asset-weighted, total return basis, including a .4375 bps annual management fee charged on a quarterly basis (which represents the highest advisory fee), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission (the "SEC").

         The J. P. Morgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio; and

         6) the fact that there are no other tangible benefits to HSBC in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could enhance HSBC's reputation in the marketplace, and, therefore, would enable HSBC to attract additional client relationships.

         Based on the foregoing, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund's assets by the fixed income team at HSBC.

               PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
                    HIRE AND REPLACE SUBADVISERS OR TO MODIFY
               SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

REQUIRED VOTE

         Approval of this proposal requires a majority vote of the shareholders of the Fund. If the Fund's shareholders do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to the Fund.

         By approving the proposal, shareholders will afford the Fund the opportunity to forego the costly expense of and unnecessary delays associated with proxy solicitations due to necessary subadviser changes.

DESCRIPTION OF EXEMPTIVE RELIEF

         One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that PIC, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

         Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the Securities and Exchange Commission that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such funds' trustees, to retain other subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

         Before this relief can be utilized by the Fund, the Fund's shareholders must approve the applicability of the relief to the Fund. If the Fund's shareholders approve the proposal to allow PIC to utilize this relief for the Fund, the Fund and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

         Even if the Fund's shareholders approve this arrangement, any new subadviser(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Fund's Board of Trustees. In order to approve new subadviser(s), the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadviser(s) to investment companies comparable to the Fund. The Trustees will review the ability of the subadviser(s) to provide services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadviser(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadvisers' performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of subadviser(s). PIC would notify Fund shareholders in the event of any change in the identity of the subadviser of the Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC to replace an unaffiliated subadviser without shareholder approval.

         Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.


                              INFORMATION ABOUT PIC

         PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP") owns all of the outstanding stock of PIC. The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX's primary place of business is One American Row, Hartford, CT 06102-5056. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as administrative agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102-5056. The Fund paid PEPCO $526,152 during the last fiscal year for performing these services for the Fund.

         PIC acts as the investment adviser for 14 fund companies totaling 46 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. As of December 31, 2004, PIC had approximately $21.8 billion in assets under management. PIC does not currently serve as an investment adviser to any funds that have a similar investment objective to the Fund.

         The following persons serve as the principal executive officers of PIC at the address for PIC listed above and (except for Aylward, Beers, Bonner, Engberg, and Geraci) do not serve as Trustees or Officers of the Trust: Daniel
T. Geraci, President; George R. Aylward, Executive Vice President; James D. Wehr, Executive Vice President; Christopher M. Wilkos, Senior Vice President; Glenn H. Pease, Vice President, Finance and Treasurer; Doreen A. Bonner, Vice President and Chief Compliance Officer; Nancy J. Engberg, Vice President and Compliance Officer; and John H. Beers, Vice President and Clerk.

         PXP is the wholly owned investment management subsidiary of PNX and has served investors for over 70 years. As of December 30, 2004, PXP had approximately $56.1 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

                           MORE INFORMATION ABOUT HSBC

         HSBC is located at 452 Fifth Avenue, New York, NY 10018. HSBC is registered as an investment adviser under the Investment Advisers Act of 1940. HSBC is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC

Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. The following persons serve as the principal executive officers of
HSBC: Gregg M. Diliberto, President and Global Head of Fixed Income; Stephen J. Baker, Director and Salvatore J. Iocolano, Chief Compliance Officer and Corporate Secretary. The principal occupation of the principal executive officers is the officer's position with HSBC.

         The assets under management are $691 million worldwide in global emerging markets debt as of July 31, 2005. HSBC does not subadvise any other U.S. registered emerging markets bond funds.

                           SHARE OWNERSHIP INFORMATION

         As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

   ------------------------------------------------------------------------------------------------------

                                       SHAREHOLDER                           SHARES           PERCENT
   ---------------- -------------------------------------------------- -------------------- -------------
       Class A       MERRILL LYNCH PIERCE FENNER                            199,120.859         6.83%
                     & SMITH FOR THE SOLE BENEFIT
                     OF ITS CUSTOMERS
                     ATTN FUND ADMINISTRATION
                     4800 DEERLAKE DR E FL 3
                     JACKSONVILLE FL 32246-6484
   ---------------- -------------------------------------------------- -------------------- -------------
       Class B       MERRILL LYNCH PIERCE FENNER                            139,818.669         6.31%
                     & SMITH FOR THE SOLE
                     BENEFIT OF ITS CUSTOMERS
                     ATTN FUND ADMINISTRATION
                     4800 DEERLAKE DR E FL 3
                     JACKSONVILLE FL 32246-6484
   ---------------- -------------------------------------------------- -------------------- -------------
       Class C       STATE STREET BANK & TRUST CO                            21,023.454         8.79%
                     CUST FOR THE IRA ROLLOVER OF
                     BETTY T CANEDY
                     1019 S 106TH PLZ APT 201
                     OMAHA NE 68114-4723
   ---------------- -------------------------------------------------- -------------------- -------------

                             PORTFOLIO TRANSACTIONS

         The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. The Fund does not make portfolio transactions through affiliated brokers.

                                 OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

         Under the provisions of the Trust's charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

         PLEASE VOTE BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY NOVEMBER 30, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE OR BY LOGGING ON TO THE INTERNET AT WWW.EPROXYVOTE.COM/PEMAX OR BY TELEPHONE BY CALLING TOLL-FREE 877-779-8683.

By order of the Board of Trustees


                                             /s/ Francis G. Waltman
                                             Name: Francis G. Waltman
                                             Title: Senior Vice President

                          PHOENIX MULTI-PORTFOLIO FUND
                       PHOENIX EMERGING MARKETS BOND FUND

                          FORM OF SUBADVISORY AGREEMENT
                          -----------------------------

                                                               December __, 2005

HSBC Halbis Partners (USA) Inc.
452 Fifth Avenue - 18th Floor
New York, NY 10018


RE:      SUBADVISORY AGREEMENT

Ladies and Gentlemen:

Phoenix Multi-Portfolio Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Phoenix Emerging Markets Bond Fund (formerly known as Phoenix-Goodwin Emerging Markets Bond Fund) (collectively, sometimes hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs HSBC Halbis Partners (USA) Inc. (the "Subadviser") as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Advisers as set forth on Schedule F attached hereto (the "Designated Series") on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund's then current prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information") filed with the Securities and Exchange Commission (the

         "SEC") as part of the Fund's Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of
               1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

         C. The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or the Adviser.

6.       Proxies.
         -------

         A. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

         B. The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser's approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as "lead plaintiff" in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadviser's responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Phoenix Investment Partners, Ltd. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.       Information and Reports.
         -----------------------

         A. The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser's management of the Designated Series that discrete portion of the assets the Series managed by the Subadviser during the most recently completed quarter which reports: (i) shall include Subadviser's representation that its performance of its investment management duties hereunder is in compliance with the Fund's investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum "good income" requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

         B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser's or the Subadviser's respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the

               Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

         C. The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Fund has engaged Subadviser pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser's clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

         A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

         B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

         C. It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser's Code of Ethics to the Fund and the Adviser. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

         D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

         E. Reference is hereby made to the Declaration of Trust dated August 17, 2000 establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "Phoenix Multi-Portfolio Fund" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

14. Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until November 30, 2007. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

         (a)   To Phoenix at:

               Phoenix Investment Counsel, Inc.
               56 Prospect Street
               Hartford, CT 06115
               Attn: John H. Beers, Vice President and Clerk
               Telephone: (860) 403-5050
               Facsimile: (860) 403-7251
               Email: john.beers@phoenixwm.com

         (b)   To HSBC at:

               HSBC Halbis Partners (USA) Inc.
               475 Park Avenue South - 32nd Floor
               New York, NY 10016
               Attn: Peter Marber
               Telephone: (646) 364-2300
               Facsimile: (646) 364-2399
               Email: peter.marber@us.hsbc.com
                      ------------------------

               HSBC Halbis Partners (USA) Inc.
               452 Fifth Avenue - 18th Floor
               New York, NY 10018
               Attn: Christian Deseglise
               Telephone: (212) 525-3337
               Facsimile: (212) 525-2307
               Email: christian.deseglise@us.hsbc.com

20. Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser's duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser's reckless disregard of its obligations and duties hereunder.

22. Receipt of Disclosure Document. The Fund acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser's Form ADV containing certain information concerning the Subadviser and the nature of its business.

23. Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.



                            [signature page follows]

                                          PHOENIX MULTI-PORTFOLIO FUND

                                          By:
                                             -----------------------------------
                                             Name:  Francis G. Waltman
                                             Title: Senior Vice President

                                          PHOENIX INVESTMENT COUNSEL, INC.


                                          By:
                                             -----------------------------------
                                             Name:  John H. Beers
                                             Title: Vice President and Clerk


ACCEPTED:

HSBC HALBIS PARTNERS (USA) INC.

By:
    ---------------------------------
    Name:  [Name of Officer]
    Title: [Title of Officer]

SCHEDULES:     A.   Operational Procedures
               B.   Record Keeping Requirements
               C.   Fee Schedule
               D.   Subadviser Functions
               E.   Form of Sub-Certification
               F.   Designated Series

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to State Street and Bank Trust Company (the "Custodian") and PFPC, Inc., (the "Sub-Accounting Agent") for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser's failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

         1.    Purchase or sale;
         2.    Security name;
         3.    CUSIP number, ISIN or Sedols (as applicable);
         4. Number of shares and sales price per share or aggregate principal amount;
         5.    Executing broker;
         6.    Settlement agent;
         7.    Trade date;
         8.    Settlement date;
         9.    Aggregate commission or if a net trade;
         10.   Interest purchased or sold from interest bearing security;
         11.   Other fees;
         12.   Net proceeds of the transaction;
         13.   Exchange where trade was executed;
         14.   Identified tax lot (if applicable); and
         15.   Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.    The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C.    The time of entry or cancellation;
         D.    The price at which executed;
         E.    The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.    Shall include the consideration given to:
               (i)   The sale of shares of the Fund by brokers or dealers.
               (ii) The supplying of services or benefits by brokers or dealers to:
                     (a)   The Fund,
                     (b)   The Adviser,
                     (c)   The Subadviser, and
                     (d)   Any person other than the foregoing.
               (iii) Any other consideration other than the technical
                     qualifications of the brokers and dealers as such.
         B.    Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.

5. Records as necessary under Board approved Phoenix Funds' valuation policies and procedures.













---------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         (a) For services provided to the Fund, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

         (b) The fee to be paid by the Subadviser is to be 50% of the gross management fee as calculated based on the average daily net assets of the Phoenix Emerging Markets Bond Fund.

                                   SCHEDULE D
                                   ----------

                              SUBADVISER FUNCTIONS

         With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

         (b) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund's code of ethics;
               ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended;
               iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and
               vi) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

         (c) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

         (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

         (e) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (f) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:      Form N-CSR and Form N-Q Certification for the [Name of Designated
         Series].

From:    [Name of Subadviser]

         Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR and Form N-Q.

         [Name of Designated Series].

         In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR or N-Q, as applicable, for the Funds.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

    a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

    b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

    c. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as subadviser to the Funds.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Funds, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Fund's Chief Accounting Officer:

    a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser's internal controls and procedures which could adversely affect the Adviser's ability to record, process, summarize and report financial data with respect to the Fund in a timely fashion;

    b. Any fraud, whether or not material, that involves the Subadviser's management or other employees who have a significant role in the Subadviser's internal controls and procedures for financial reporting as they relate to our duties as Subadviser to the Fund.

I certify that to the best of my knowledge:

    a. The Subadviser's Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the "Code"). The term Portfolio Manager is as defined in the Code.

    b. The Subadviser has complied with the Prospectus and Statement of Additional Information of the Funds and the Policies and Procedures of the Funds as adopted by the Fund's Board of Trustees to the extent they relate to our duties as Subadviser to the Fund.

    c. I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser's compliance administrator.

    d. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

This certification relates solely to the Funds named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Funds. The Subadviser's records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Funds' official accounting system. The Subadviser is not responsible for the preparation of the Reports.





-----------------------------------          --------------------------
[Name of Authorized Signature]               Date

                                   SCHEDULE F
                                   ----------

                                DESIGNATED SERIES

                       Phoenix Emerging Markets Bond Fund

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Please detach at perforation before mailing.

PROXY                  PHOENIX EMERGING MARKETS BOND FUND                 PROXY
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                November 30, 2005

The undersigned shareholder(s) of Phoenix Emerging Markets Bond Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust"), revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Noreen
M. O'Connell, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on November 30, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

              -----------------------------------------------------
              999 9999 9999 999
              -----------------------------------------------------

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

              _____________________________________________________
              Signature and Title, if applicable

              _____________________________________________________
              Signature (if held jointly)

              _______________________________________________, 2005
              Date

        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

Phoenix Emerging Markets Bond Fund           [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
Example:  |X|

1. Approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. ("PIC"), and HSBC Halbis Partners (USA) Inc.

                 FOR [ ]        ABSTAIN [ ]           AGAINST [ ]

2. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

                FOR [ ]        ABSTAIN [ ]           AGAINST [ ]

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                Your vote is important. Please vote immediately.

--------------------------------------        ----------------------------------
           Vote-by-Internet                           Vote-by-Telephone

   Log on to the Internet and go to                    Call toll-free
   http://www.eproxyvote.com/pemax                     1-877-PRX-VOTE
                                                       (877-779-8683)

--------------------------------------        ----------------------------------

     You should have your proxy card in hand when voting, either by internet or by telephone.

  If you vote over the Internet or by telephone, please do not mail your card.